(OTCQX: VYEY) A Public Pure Play Permian Basin Company December 2014

2 Forward-Looking and Cautionary Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the Company based on management’s experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management. When used in this press release, the words “will,” “potential,” “believe,” “estimated,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “plan,” “project,” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Among these forward-looking statements are statements regarding EURs, estimated BOE, estimated future gross undiscounted cash flow and estimated drilling and completion costs. Such forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements, including but not limited to, changes to drilling plans and schedules by the operators of prospects, overruns in costs of operations, hazards, delays, and any other difficulties related to drilling for and producing oil or gas, the price of oil, NGLs, and gas, results of marketing and sales of produced oil and gas, estimates made in evaluating reserves, competition, general economic conditions and the ability to manage and continue growth, and other factors described in the Company Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and any updates to those risk factors set forth in the Company’s Quarterly Reports on Form 10-Q. Further information on such assumptions, risks and uncertainties is available in the Company’s other filings with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s website at www.sec.gov, and on the Company’s website at www.vyey.com. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

3 Investor Highlights • Public-Pure-Play-Permian company • Early stage rapid-growth company • Oil and liquid rich gas focus, growing reserves and cash flow • Experienced management team and operators • Asset value upside – PUD, Probable and over 50 additional exploration and development well locations in the portfolio • $35M in Capex available through bank credit facility and Aurora Energy Partners

Company Profile

VICTORY ENERGY CORPORATION

- **High growth oil and gas E&P company creating shareholder value through the acquisition and development of assets in the World Class Permian Basin**
- The company currently holds interests in high profile plays such as the Spraberry, Wolfcamp, Wolfberry, Mississippian, Cline and Fusselman formations.
- Victory is growing cash-flows through sustainable low-risk vertical well development and acquisitions
- Established as Victory Energy in 2006 and headquartered in Austin, Texas
- First Permian asset acquired in March 2012

Financial Profile [1]	
Ticker	VYEY
Share Price	$0.35
Market Cap	$10.12 M
Shares Authorized	47.5 M
Shares Outstanding	28.9 M
Float [2]	21.0 M
Warrants Issued	6.01 M
Cash	$.1 M
Debt	$0.8 M
Current Liquidity [5]	$26.2 M

Proved Reserve Profile [3]	
Total Proved Reserves PV-10	$3.9 M
Total Proved Reserves PV-0	$6.3 M
Reserve Detail (MBOE) [3]	
Proved Developed Producing	140.0
Proved Developed Not Producing	15.03
Proved Undeveloped	14.67
Probable	35.76
Estimated E&P Capex	
2013 E&P Capex	$2.0 M
2014 Estimated E&P Capex	$7.0 M
2015 Estimated E&P Capex [4]	$30.0 M+

(1) As of 01121/2014
(2) Includes 10.3 M shares held in certificate
(3) Proved reserves based on SEC case as of 7/31/2014
(4) Assumes Aurora and credit facility are spent
(5) Includes $25 million credit facility and cash on hand

4

5 Q3 2014 Highlights (Unaudited) • $5.5 million of total assets • Issued Updated Reserve Report showing a proved reserve increase of 62.6% • Identified additional Permian production and development acquisition targets that will continue to increase reserves and cash flow into 2015. • Year-to-date production and revenue growth of 23% and 21%, respectively • Year to date revenues exceed $600 thousand at September 30, 2014 • Current quarter oil revenues exceed 70% of total revenues • Reduced year- to-date lifting costs per BOE to $17.87 from $18.95 at September 30, 2014 • Concluded the Fairway Project Acquisition on September 23, 2014 resulting in a 10% WI and 7.5% NRI in approximately 2080 gross acres located in Glasscock and Howard County Texas. • Added three more producing oil and gas wells with three additional wells in various stages of completion. These wells are expected to increase reserves and cash flow for the remainder of 2014 and into 2015. • At September 30, 2014 the Company held working interests in 31 wells in Texas and New Mexico • Participated in the Euro Pacific Investment Conference, the See Thru Equity Fall Investor Conference and the IPAA OGIS San Francisco Conference • Research Coverage Initiated by See Thru Equity with a target price of $1.27

6 Business Model Near-Term Focus • Utilize our established $25M bank credit facility and $15M capital relationship through Aurora Energy Partners for near term acquisition and development needs. • Acquire Permian Basin properties with proved producing reserves and future drilling expansion. • Permian offers predictable resource plays with multiple completion zones, favorable operating environments, and high drilling success rates. • Vertical wells typically deliver greater than $2M of proved reserve value for every $1M of Capex spent to drill and complete a well. (“Capex multiple”). 2 • Return of investment capital typically occurs in 12-24 months. • Develop low-risk vertical wells on existing and near-term acquisition properties. • Focus on well-known basins with break-even points near $55 per barrel of oil. 1 • Multi-well drilling opportunities that provide three or more years of drilling inventory. • Add horizontal well interests in 2015 (anticipate more predictable outcomes, less risky D &C results). • Partner with, then build-out internal operating capabilities in 2015. • Partner with proven and experienced operators to acquire high-grade working interest positions in proven properties (Target 5%-25% working interest). • Operator must have an established track record and a team of quality management, geologists, engineers and service providers who have worked together on similar plays. • Operator must have a significant portion of the risked working interest. (1) 2013 Standard & Poor’s Report (appendix) (2) Based on independent third party reserve reports and 2013 and Q1 2014 sales

7 Established Capital Sources for Sustained Growth • Financial relationship established in October 2011 • Members include sophisticated investors & boutique private equity • $15 M private placement now underway (Navitus Partners) • Issue of VYEY warrants with each investment provides additional capital at a later date • Largest investors are represented on the Victory board of directors AURORA ENERGY PARTNERS (50/50 owned by Victory and Navitus) • Midland banking relationship established in February 2014 • Agreement provides for $25 M credit facility for operations and acquisitions • Allows Victory to acquire capital as needed and when deployable • Additional relationships will be developed as needed, which could include a future VYEY institutional private equity round • Institutional round provides basis for moving to a larger exchange BANKING AND OTHER RELATIONSHIPS

8 2014 – Early 2015 Strategic Financial Deliverables • Disciplined use of acquisition capital as needed and when deployable • Short-term capital deployment focused on growing cash-flow • Secondary capital deployment focused on upside development • Leverage and balance private capital, equity and debt to provide additional development funds into 2015 • Deploy new capital towards E&P development and acquisitions • Create more than $30 million in proved reserves from those investments • Target long-life, quality prospects with improved PUD opportunity • Expand strategic relationships, geographical reach and quality operators • Focus on Permian Basin wells with 75% or higher liquids profile INCREASE RESERVES • Reduce F&D costs; shift investment mix to include higher working interest projects with upside potential; focus more on oil and liquids rich gas • Continue to drive down G&A expenses as a percent of revenue • Achieve higher annual production rates IMPROVE RETURNS MANAGE BALANCE SHEET

Significant Permian Basin Assets



Cochran
Hockley
Lubbock
Crosby
Dickens
Lincoln
N. Delaware Core Bone Spring
Chaves
Yoakum
Terry
Lynn
Garza
Kent
HZ Results Coming in 1H14
NEW MEXICO
Lea
Gaines
Dawson
Borden
Scurry
Fisher
Eddy
Central Delaware Core Bone Spring & Wolfcamp
Otero
Andrews
Martin
Howard
Mitchell
Fairway
W. Midland Core Wolfcamp
Morgan
Central Midland Core Wolfcamp & Cline
TEXAS
Loving
Winkler
Ector
Midland
Glasscock
Sterling
Coke
Tom Green
Culberson
Ward
Crane
Upton
Reagan
Irion
S. Delaware Core 3rd Bone Spring & Wolfcamp
Reeves
Bootleg Canyon
Pecos
S. Midland Core Wolfcamp
Adams Baggett
Schleicher
Jeff Davis
Terrell
Sutton

- **Fairway Project *(Proved Producing)***
  - Glasscock & Howard Counties
  - 80% oil, 20% gas
  - ~2,080 gross acres
  - At least 40 more drilling locations with 40 acre spacing
  - 10% WI / 7.5% NRI
  - Fusselman & Wolfberry Focus
- **Bootleg Canyon *(Proved Producing)***
  - Pecos County
  - 75% oil, 25% gas
  - ~5,000 gross acres
  - Est. 7 more drilling locations
  - 5% WI / 3.75% NRI
  - Ellenburger and Connell
- **Adams Baggett *(Proved Producing)***
  - Crockett County
  - 100 % High Btu gas
  - ~180 gross acres
  - Fully developed
  - 100% WI in 7 wells (75% NRI)
  - 50% WI in 2 wells (38% NRI)
  - Canyon Sandstone
- **Morgan *(Proved Producing)***
  - Martin County
  - 80 gross acres
  - 3% WI / 2.25% NRI
  - Sprayberry & Wolfcamp
- **Near-term PDP Acquisitions**
  - Focus areas are in Glasscock and Howard Counties
  - Primarily PDP & PUD focused

Additional individual property detail can be found in the appendix

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10 Geology of Assets Offers Stacked Pay Upside • Midland and Central Basin offers multiple productive zones in the Fusselman, Wolfberry, Strawn and Atoka, with potential for future horizontal Wolfcamp, Clearfork and Cline development. • Deliver value from vertical wells today and horizontal wells in the future. Formation depths vary at each asset Completion 1- Fusselman Completion 2- Wolfberry Future – Wolfcamp, Clearfork, Cline

11 Year to Date 2014 vs. 2013 Growth Highlights - 2,000 4,000 6,000 8,000 10,000 12,000 YTD 2013 YTD 2014 BOE Volumes, Net 0% 25% 50% YTD 2013 YTD 2014 Oil As a % of Total Production 0% 25% 50% 75% YTD 2013 YTD 2014 Oil as % of Gross Revenue Year to Year Change 1 In Key Metr ics 6% 18% 21% 23% 0% 5% 10% 15% 20% 25% YTD1 Growth Highlights , 2014 vs. 2013 BOE Volumes, Net Total Revenue Oil Sales as % of Revenue Oil as % of Tot. Production 1 As of September 30, 2014 as compared to September 30, 2013 Q4 guidance based on internal reporting, lower commodity prices and future production from new Fairway wells. $194,983 $432,960 $606,548 Est.[VALUE] $- $200,000 $400,000 $600,000 $800,000 $1,000,000 Q1 YTD Q2 YTD Q3 YTD Q4 YTD 2013 2014 YTD Revenue Comparison

12 $305,180 $326,384 $735,413 Through Q3 [VALUE] $856,548 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 1,000,000 2011 2012 2013 2014 Histor ical Annual Revenue Growth Permian Oil Focus is Driving 2014 Results Q4 Guidance reflects additional production from Fairway Sprayberry and Fusselman wells now in completion. Q4 and 2015 guidance based on $75 WTI , internal reporting and future acquisition prospects. 32 50 40 68 120 0 25 50 75 100 125 Q1 Q2 Q3 Q4 Q1 2015 Q1 2015 Avg. BOEPD Volumes Outlook Disposition of Lightnin’ Properties Completion of Fairway Fusselman wells 194,983 237,977 173,527 [VALUE] [VALUE] 0 100,000 200,000 300,000 400,000 Q1 Q2 Q3 Q4 Q1 2015 Revenue Guidance Through Q1 2015 Acquisition of Fairway Project 60% 68% 54% 69% [VALUE] 0% 25% 50% 75% Q1 Q2 Q3 Q4 Q1 2015 2014 % Revenue Oil Guidance Averages Lightnin’ Disposition Q1 2015 Acquisition Production

13 2014 & 2015 Reserve Acceleration Underway In thousands $137,400 $1,745,300 $2,422,100 $4,309,780 $10,302,880 $5,993,100 $ $2,000 $4,000 $6,000 $8,000 $10,000 2011 2012 2013 2014 Q1 2015 Planned Growth In PV -10 Through Q1 2015 Planned Q4 Acquisition $2,422,100 $4,309,780 $105,938 $565,030 $830,160 $332,510 $54,042 $ $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Planned Growth In PV -10 Through Q4 2015  32% Increase in proved reserves  56% increase in 2P PV-10 reserves  296% reserve replacement Includes 3 Fairway Locations Proved reserves based on SEC mid-year reserve case as of 7/31/2014 Dec. 31 forecast based on new production from Fairway and internal reporting.. 2015 Guidance forecast based on $75 WTI, internal reporting and future acquisition prospects

14 Fairway (Proved and Producing) Vertical Well Economic Summary • Well cost to the 100% $1.8M to $2.1M • Working Interest 10% • Net Revenue Interest 7.5% • Well Costs to working interest $180,000 to $210,000 • Anticipated IRR >50% Description • Acquired June 2014 (~2,080) • Located in Glasscock and Howard County, TX • Shale and Conventional drilling play (vertical) • 8 producing oil wells as of October 1, 2014 • Three new wells drilled and in various stages of completion as of Sept. 1, 2014 • 40 future well locations (40 acres spacing) available for low risk exploration • Formation focus – Fusselman and Wolfberry (oil) • Operator is Trilogy Operating (Midland, TX) Reserves and Production Model to 7.5% NRI • Production estimated to occur through 2027 • Gross EUR (BOE) per well 75,000 to 215,000 • Net EUR (BOE) per well 5,625 to 16,125 • Percent Oil 80% • Percent Gas 20%

15 Fairway is in the Heart of the “Tier 1” Zone Source: Pioneer 2013, 3Q Report

16 Fairway 2,080 Acre Economic Plan & Assessment • The company plans to grow reserves through drilling, improve the property’s current cash-flow and drive up property valuation via a three year or shorter development plan • Total three year acquisition and drilling Capex of $9.3 million • $3.1 million purchase price • $6.2 million three year drilling program (low risk exploration and development) • 26 wells planned to be drilled by mid-year 2016 or earlier • Cash-flow at end of three year period offers better than 60% IRR • Total 3 year EBITDA of $8.3 million with $3.1 million occurring in year three • EOY 2016 daily flow rate estimate of 143 BOE to our 7.5% NRI – At $115,000 per flowing barrel the sale price is $16,4 million 1 – At $152,000 per flowing barrel, the sale price is $21.7 million 1 • Based on current comparable flowing barrel sales in this area ($115k - $152K), the company anticipates a late 2016 or early 2017 divestiture of the asset • That’s $24.7 to $30 million cash on cash return for the $11.9 million of investment (1) 2014 acquisition and divestiture comps in Glasscock County Texas

Bootleg Canyon (Proved and Producing)

Description

- Acquired April 2011 (over 5,000 acres)
- Located in Pecos County, TX
- Conventional drilling play (vertical)
- Three wells completed with seven remaining
  - 2 oil wells with EUR of 187,240 BO
  - 1 gas well flowing to sales with daily flow at 475 mcf 188,000 BOE
  - 1 PUD location
  - Several additional drilling locations
- 3D seismic supported
- Formation focus – Ellenberger (oil) & Connell (gas)
- Operator is V.F. Petroleum (Midland, TX)

Reserves and Production Model to 3.75% NRI

• Production estimated to occur through 2027	
• Gross EUR (BO) per well	187,240 BO
• Net EUR (BO) per well	6,909 BO
• Gross EUR, ten wells	1,872,400 BO
• Net EUR, ten wells	69,090 BO
• Percent Oil	75%
• Percent Gas	25%

Vertical Well Economic Summary

• Well cost to the 100%	$1.55M
• Working Interest	5%
• Net Revenue Interest	3.75%
• Well Costs to working interest	$78,000
• Return on capital multiple	7.79


Colorado
Kansas
Arkansas
Oklahoma
New Mexico
Amarillo
Wichita Falls
Lubbock
Fort Worth
Dallas
Abilene
Arlington
Tyler
Louisiana
Midland
El Paso
Odessa
Texas
Waco
San Angelo
Temple
VICTORY
Beaumont
Austin
Houston
San Antonio
Galveston
Corpus Christi
Laredo
Mexico
Brownsville

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18 Adams Baggett Gas Field (Proved and Producing) Per Well Economics • Well cost to the 100% $600K • Working Interest in 7 wells 100% o Net Revenue Interest 75% • Working Interest in 2 wells 50% o Net Revenue Interest 38% • High Btu premium price to market of 28% Description • Acquired 2008 (180 acres) • Located in Crockett County, TX • High Btu natural gas production • Nine vertical gas wells completed and on production • No remaining locations available • Formation focus – Canyon Sandstone (4,300-4,900’) • Operator is Cambrian Management (Midland, TX) Reserves and Production Model to 75% NRI • Gross EUR for the field 937.48 MMcf • Net EUR for the field 599.80 MMcf • Estimated Net future cash flow from proved reserves of $1.7M

19 Chapman Ranch (Proved and Producing) Per Well Economics • Well cost to the 100% $1.2M • Working Interest 5% • Net Revenue Interest 3.75% • Well cost to working interest $78,000 Description • Acquired in April 2012 (320 acres) • Located in Nueces County, TX. • Shale drilling play (vertical) • One well completed and on production • Formation focus – Frio Sands (7,800’) • Operator is Hurd Operating (Corpus Christi, TX) Reserves and Production Model to 75% NRI • Gross EUR for the well (BOE) 65,000 • Net EUR (BOE) 1,733 • Average daily gross production (BOE) 40

20 Reserve Breakdown August 2014 Reserves Oil Mbbl Gas MMcf Total MBOE Revenue PV-0 PV-10 PDP 27.22 667.28 140.10 $6,470,890 $3,440,490 $2,185,490 PDNP 11.5 21.18 15.03 $1,242,690 $722,810 $565,030 PUD 12.76 11.44 14.67 $1,287,100 $714,300 $396,590 Probable 28.42 44.23 35.76 $3,016,50 $1,385,710 $830,160 Total Reserves 79.9 754.13 205.59 $12,017,180 $6,313,310 $3,937,720 Proved reserves based on SEC mid-year case as of 8/1/2014. • PDP remains the largest contributor. • PUD and PDNP growth attributed to the June 2014 addition of Fairway prospect. • Anticipate a significant increase in PDP from drilling and year end acquisitions. PDNP, 16% PUD, 14% PDP, 70% PV-0 PDNP, 17% PUD, 13% PDP, 70% PV-10

21 2014 Acquisition and Development Methodology  Drill and complete undeveloped leasehold on current high-value properties (ongoing)  Sell properties with limited development upside and re-deploy capital to properties with higher production and more than three years of development (i.e. Lightnin’ sale Fairway acquisition)  Acquire development acreage and production in the Midland Basin (Fairway Prospect, June 2014) • Over 12 months of production history (Net 44 BOEPD) • 2,080 gross acres • Double monthly cash-flow • Significant reserves and cash-flow upside available from 40 undeveloped drilling locations. • Acquire additional Midland Basin properties with 90%+ of valuation based on PDP (late Q4 to early Q1) • Conclude the year with over $4.3 million in PV-10 reserves, with additional reserve acquisition(s) in Q4 (additive Q1 2015)

22 Experienced E&P Management Kenneth Hill (CEO) Fred Smith (CFO) David McCall (General Counsel, Director) Cliff Hair (VP of Land and Development) • Served as Victory’s COO from Jan. 2011 – Jan. 2012. • 21 years of professional experience, seven in E&P. • Previously held titles of Interim CEO, VP of Operations and VP Investor Relations with another publicly traded E&P company. • Member of the first 20 employees at Dell Inc. • Business Management and Business Marketing Southwest Texas State University (now Texas State University). The University of Texas Graduate School of Business Executive Education program, The Aspen Institute and the Center for Creative Leadership. • Energy Finance Executive with 36 years of proven leadership in financial and operational reporting, internal controls and SOX (public and private) compliance, tax, legal and information systems. • 20 years with Louisiana Land & Exploration Co • 7 years experience with ConocoPhillips as a Director in upstream accounting services & policy consultant • 4 years as Corporate Controller for Pioneer Natural Resources • CAO with MagnumHunter and River Gas Corp. • B.S. in Accounting from Univ. of New Orleans and Certified Public Accountant (CPA) • Over 35 years of oil and gas industry law centered on the upstream, midstream and downstream activities of major and independent oil companies. • His expertise encompasses all aspects of oil and gas operations. • Recognized as one of the top oil and gas attorneys in the United States. • Member of the Bar, State of Texas: a Life Fellow, Texas Bar Association and Founding Fellow, Austin Bar Association. • Over 40 years of oil and gas experience in prospect evaluation, acquisition, exploration, drilling, development and divestitures. This includes 25 years of Management and Executive level experience. • Mr. Hair is the founder and managing member of privately held C&F Minerals LLC. He has run this privately owned company since 1985. • Held the position of Division Land Manager for Samedan Oil Corporation (NYSE - Noble Affiliates). • Held the position of Exec. VP for Costilla Energy Inc. (NYSE) • BBA in Accounting at The University of Houston, member of the Permian Basin Landman’s Association, the Permian Basin Oil and Gas Association and serves on the Board of Director’s for Habitat for Humanity Permian Basin. Independent Expertise and Operators • The company also utilizes a team of third-party professionals on an as-needed basis. This team includes geologists for property evaluation, assessment and reservoir engineering resources for the analysis of current and new properties. Each independent operator utilized by the company also has their own array of targeted experts.

23 Investment Summary • Proven management team with over 175 years of combined oil and gas experience • Predictable IRRs offered by the largest resource play in the U.S. (Permian Basin) • Significant access to proved producing properties and development project deal flow • Strong balance sheet – excellent capital liquidity o Low cost capital source via $25 M bank credit facility o $10 M private equity placement through the Aurora partnership is underway o Improving cash-flow and proved reserves from near-term acquisitions • Ground-floor entry into fast growing publicly traded company • The opportunity pipeline and new technology deployment has combined to deliver lower F&D costs; higher volumes, longer life assets, incremental revenue and higher EBITDA

24 Contacts Investor Relations Derek Gradwell Senior Vice President, Natural Resources – MZ North America Main: 212-301-7130 Direct: 512-270-6990 Email: dgradwell@mzgroup.us www.mzgroup.us Victory Energy Corporation Kenneth Hill, CEO Email: Kenny@vyey.com Phone: (512) 347-7300 www.vyey.com

(OTCQX: VYEY) Appendix and Support Material

Permian Basin Data

27 Why Focus on the Permian Basin? • The play is the largest oil field in the U.S. (Baker-Hughes rig count & Pioneer recoverable resources). 1,2 • Predictable vertical well economics deliver break-even points at less than $55 per bbl (Midland Basin). 3 Standard & Poor’s 2013 Report • Increased use of enhanced-recovery practices has produced a substantial impact on U.S. oil production, making up 71% of all oil production in Texas and 17% of total U.S. production at the end of 2013. • The estimated ultimate recovery (EUR) for a Permian Basin vertical well is between 75,000 and 150,000 BOE, with horizontal wells yielding averages from 350,000 to more than 600,000 BOE. • Vertical wells represent 58% of current drilling (6/14) • According to industry consultants, production in the Permian Basin is estimated to grow 60% between now and 2016, reaching a total of 1.8 million barrels per day. (1) Q2 Baker Hughes Rig Count Report (appendix) (2) Standard & Poor’s 2013 Report (appendix) (3) Pioneer Natural Resources June 2014 Report (appendix)

28 Largest U.S. Oil Fields

29 Predictable Economics Deliver Predictable Outcomes Our current focus is on vertical wells with $49 - $55 WTI Oil Price Break Even 32% 25% 24% 22% 20% 10% 4% 0% 5% 10% 15% 20% 25% 30% 35% * Returns are based on Standard & Poor’s West Texas Intermediate price assumptions of US$85 per barrel for 2013, US$80 for 2014, and US$75 thereafter. $47 $49 $51 $55 $64 $74 $- $10 $20 $30 $40 $50 $60 $70 $80 US$/Barrel Est imated Internal Rates of Return * S&P’s Est imated Break Even WTI Oil Pr ice*

30 Putting Current Price Decline in Context

31 Where is Oil Headed?

32 Why Focus on the Permian Basin? The accelerated drilling into the Wolfcamp and other horizons in the Permian Basin anticipate this area will produce more tight oil volumes than any other tight play in North America. Additionally, the total rig count of the top eleven operators in less than the total number of “others” in this region. This combination provides much more opportunity for small independents to be successful than most of the other U.S. basins.

33 Vertical Activity Growing, Horizontal Activity Less Than Half

34 Permian Dominance in Rig Count

35 VYEY Horizontal Decision Metrics (Best Cost Curve Drives Choice) • Deploy capital in the sweet spot • Completion techniques for optimal EUR and lower drilling costs provide more predictable returns • Lower cost acreage positions remain available • Geoscience and other technical data provide solid guidance for analogous well log analysis and soil testing. Fi n d in g an d D ev el o p m en t C o st s Production and Ultimate Recovery Rates Improve High Low Low High Early Development

Opportunity for Secondary Development

The Permian is also attractive because it has multiple pay zones – some of which are extremely amenable to horizontal drilling *(Develop vertical now, horizontal later)*



Depth in Feet
6900
7400
7900
8400
8900
9400
9900
10400
10900
11400
SPBRY
DEAN
WC
WC_B_SHALE
LOWER_WC
CISCO/CLINE
STRAWN
ATOKA/BEND
MISS
Clear Fork
Upper Spraberry
Jo Mill
Lower Spraberry
Dean
Woldcamp A
Wolfcamp B
Wolfcamp C
Cline
Strawn
Atoka
Mississippian

- Most Permian companies have been exploiting "Wolfcamp" or "Clear Fork" plays using inexpensive vertical wells with multiple frac zones
- In some cases, these same zones are amenable to much more effective horizontal techniques (recent completions in the Wolfcamp/Spraberry have yielded IP of 500-3600 Boepd)
- Further upside still can come from successfully exploiting "behind the pipe" pay-zones such as the Mississippian or Cline using new technologies

36